UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 16, 2023

KORU Medical Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-12305	13-3044880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Corporate Drive, Mahwah, NJ	07430
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (845) 469-2042

not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
common stock, $0.01 par value	KRMD	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 1.01.	Entry into a Material Definitive Agreement.

Reincorporation Merger

On May 16, 2023 (the “Effective Date”), KORU Medical Systems, Inc., a New York corporation (“KORU Medical NY” or, prior to the Reincorporation (as defined below), the “Company”), effected the change of the Company’s jurisdiction of incorporation from New York to Delaware (the “Reincorporation”) by merging (the “Reincorporation Merger”) with a direct wholly owned subsidiary, KORU Medical Systems, Inc., a Delaware corporation (“KORU Medical DE” or, following the Reincorporation, the “Company”), pursuant to an Agreement and Plan of Merger (the “Reincorporation Merger Agreement”), dated as of May 12, 2023, by and between KORU Medical NY and KORU Medical DE, which is attached hereto as Exhibit 2.1 and incorporated by reference herein. KORU Medical NY shareholders approved the Reincorporation Merger to effect the Reincorporation at the Annual Meeting of Shareholders held on May 6, 2022 (the “2022 Annual Meeting”). As a result of the Reincorporation, (i) KORU Medical NY has ceased to exist, (ii) KORU Medical DE automatically inherited the reporting obligations of KORU Medical NY under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (iii) KORU Medical DE is deemed to be the successor issuer to KORU Medical NY.

The common stock, par value $0.01 per share, of KORU Medical NY (the “KORU Medical NY Common Stock”) was listed for trading on the NASDAQ Capital Market and traded under the symbol “KRMD.” As of the Effective Date, this symbol, without interruption, represents shares of common stock, par value $0.01 per share, of KORU Medical DE (the “KORU Medical DE Common Stock”). There was no change in the Exchange Act File Number assigned by the Securities and Exchange Commission (the “Commission”) as a result of the Reincorporation.

As of the Effective Date, the rights of the Company’s stockholders began to be governed by the General Corporation Law of the State of Delaware (the “DGCL”), the Certificate of Incorporation of KORU Medical DE attached hereto as Exhibit 3.1, which is incorporated by reference herein (the “Delaware Certificate”) and the Bylaws of KORU Medical DE attached hereto as Exhibit 3.2, which is incorporated by reference herein (the “Delaware Bylaws”).

Other than the change in corporate domicile, the Reincorporation did not result in any change in the business, physical location, management or the financial condition of the Company, nor did it result in any change in location of its current employees, including management. On the Effective Date, (i) the board of directors of KORU Medical DE was reconstituted as described in Item 5.02 of this Current Report on Form 8-K, and the officers of KORU Medical NY prior to the Reincorporation continued as the officers of KORU Medical DE after the Reincorporation, (ii) each outstanding share of KORU Medical NY Common Stock was automatically converted into one share of KORU Medical DE Common Stock, and (iii) all of KORU Medical NY’s employee benefit and compensation plans immediately prior to the Reincorporation were continued by KORU Medical DE, and each outstanding equity award relating to shares of KORU Medical NY Common Stock was converted into an equity award relating to an equivalent number of shares of KORU Medical DE Common Stock on the same terms and subject to the same conditions. Beginning at the effective time of the Reincorporation, unless surrendered and exchanged for certificates representing shares of KORU Medical DE Common Stock, each certificate representing KORU Medical NY Common Stock was deemed for all corporate purposes to evidence ownership of KORU Medical DE Common Stock.

With respect to the rights of holders of KORU Medical DE Common Stock, the Delaware Certificate, the Delaware Bylaws and the DGCL provide for many of the same rights and obligations as did the Restated Certificate of Incorporation, as amended, of KORU Medical NY, the Amended and Restated By-laws of KORU Medical NY and the New York Business Corporation Law for the holders of KORU Medical NY Common Stock, although there are differences in certain important respects. For a description of those differences, see the Company’s Definitive Proxy Statement for the 2022 Annual Meeting, filed with the Commission on March 18, 2022 (as supplemented or amended, the “Proxy Statement”). The sections entitled “Significant Changes in the Company’s Charter and By-Laws to be Implemented by the Reincorporation” and “Comparative Summary of Rights and Obligations Under New York and Delaware Law” set forth in the Proxy Statement are hereby incorporated by reference. The foregoing descriptions of the KORU Medical DE Common Stock, the Delaware Certificate and the Delaware Bylaws are qualified in their entirety by the full text of the Delaware Certificate and the Delaware Bylaws, which are attached hereto as Exhibits 3.1 and 3.2. The foregoing description of the Reincorporation Merger Agreement is qualified in its entirety by the full text of the Reincorporation Merger Agreement, which is attached hereto as Exhibit 2.1.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.02.	Departure of Directors or Certain Officers: Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

Directors and Officers of KORU Medical DE

At the Effective Date, the members of the board of directors of KORU Medical DE were the same as the members of the board of directors of KORU Medical NY immediately prior to the Reincorporation Merger. In addition, the standing committees of the board of directors of KORU Medical DE (Audit, Compensation and Nominating and Corporate Governance) will consist of the same standing committees of the board of directors of KORU Medical NY.

The executive officers of KORU Medical NY immediately prior to the Reincorporation Merger became the executive officers of KORU Medical DE immediately following the Reincorporation Merger, and each executive officer has continued his or her employment with the Company under the same terms and position or positions as his or her directorship or employment with KORU Medical NY immediately prior to the Effective Date.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Set forth below are the voting results from the 2023 Annual Meeting of Shareholders held on May 17, 2023:

Total shares voted: 37,462,560

Proposal 1: Election of Directors

The nominees for director set forth under “Nominees” below were elected to the Company’s board of directors.

	Number of Shares
Nominees	For	Withheld	Broker Non-Vote
R. John Fletcher	23,280,983	2,802,820	11,378,757
Robert A. Cascella	23,391,600	2,692,203	11,378,757
Donna French	26,032,722	51,081	11,378,757
Joseph M. Manko, Jr.	23,009,051	3,074,752	11,378,757
Shahriar (Shar) Matin	26,032,222	51,581	11,378,757
Linda Tharby	26,021,747	62,056	11,378,757

Proposal 2: Approval, on an advisory basis, of the compensation of the Company’s executive officers.

The Company’s shareholders, on an advisory basis, approved the compensation of the company’s executive officers.

	For	Against	Abstain	Broker Non-Vote
Number of Shares	25,941,889	113,998	27,916	11,378,757

Proposal 3: Ratification of the appointment of independent registered accountants for the 2023 fiscal year.

The Company’s shareholders ratified the appointment of McGrail Merkel Quinn & Associates, P.C. as the company’s independent registered public accountants for the 2023 fiscal year.

	For	Against	Abstain
Number of Shares	34,150,506	3,284,652	27,402

Item 8.01.	Other Events.

On May 17, 2023, KORU Medical DE filed a universal shelf registration statement on Form S-3 with the Commission (the “2023 Registration Statement”). The 2023 Registration Statement was filed as routine course of business due to the impending expiration of KORU Medical DE’s existing universal shelf registration statement that, under SEC rules, would have expired on May 20, 2023 (the “2020 Registration Statement”). Upon effectiveness, KORU Medical may use the 2023 Registration Statement to offer and sell common and preferred stock, debt securities and other securities having an aggregate offering amount of no more than $71,250,000, which is the amount that was registered but not previously sold under the 2020 Registration Statement. The 2023 Registration Statement, once it becomes effective, will continue to provide KORU Medical DE with flexibility to access the public capital markets in response to financing and business opportunities that may arise from time to time over its expected three-year term.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following Exhibits are filed herewith as part of this report:

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between KORU Medical Systems, Inc., a New York corporation, and KORU Medical Systems, Inc., a Delaware corporation.

3.1	Certificate of Incorporation of KORU Medical Systems, Inc., a Delaware corporation.

3.2	Bylaws of KORU Medical Systems, Inc., a Delaware corporation.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Koru Medical Systems, Inc. (Registrant)

Date: May 17, 2023	By:	/s/ Thomas Adams
Thomas Adams Interim Chief Financial Officer